Subsequent Events - Summary of Business Acquisition Consideration Transferred (Detail) - Deer Park [Member] - Major business combination [member] $ in Thousands, $ in Thousands	Dec. 31, 2021 USD ($)	Dec. 31, 2020 MXN ($)
Disclosure of detailed information about business combination [line items]
Cash paid to Shell	$ 421,396	$ 8,673,815
Debt to third parties	896,391	18,450,873
Debt to company partners	171,350	3,526,973
Total	$ 1,489,137	$ 30,651,661